Filed pursuant to Rule 497(e)
Registration Nos. 033-162066; 811-22335

Supplement dated November 9, 2015 to

Evermore Funds Trust

Statement of Additional Information
dated April 30, 2015

This supplement makes the following amendment to disclosure in the Statement of Additional Information (“SAI”) for the Evermore Funds Trust (the “Trust”).

Effective November 9, 2015, Bartholomew C. Tesoriero will replace Salvatore DiFranco as Chief Financial Officer of the Trust.  As a result, all references to Mr. DiFranco are removed from the SAI and the following information supplements the Officers’ table in the SAI as follows:

Officers

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Bartholomew C. Tesoriero (born 1957) 89 Summit Avenue 3rd Floor Summit, NJ 07901	Chief Financial Officer; Treasurer	Indefinite Terms; since 2015	CFO, Evermore Global Advisors, LLC (since 2015); Chief Operating Officer of Axiom International Investors LLC (May 2007 through February 2015)
_________________________
(1) The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

*           *           *           *           *

Please retain this supplement for future reference.